Exhibit 10.3

CONSENT AND SECOND LOAN MODIFICATION AGREEMENT

THIS CONSENT AND SECOND LOAN MODIFICATION AGREEMENT (this “Agreement”), is made and entered into as of July 18, 2017 but effective as of July 1, 2017, by and among WESTERN CAPITAL RESOURCES, INC., a Delaware corporation (the “Borrower”), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE BORROWER (together with the Borrower, collectively, the “Loan Parties”, and each, individually, a “Loan Party”), and FIFTH THIRD BANK, an Ohio corporation (together with its successors and assigns, the “Lender”).

RECITALS:

A.       Pursuant to that certain Credit Agreement dated as of April 21, 2016 by and between Borrower and Lender (as amended, modified, restated or supplemented from time to time, the “Credit Agreement”), Lender agreed to make available to Borrower one or more extensions of credit in such amounts as may be set forth in the Credit Agreement. Unless the context otherwise requires, all terms used herein without definition shall have the respective definitions provided therefor in the Credit Agreement.

B.       The Loan and Borrower’s obligations under the Credit Agreement, the Note and the other Loan Documents are secured by, among other things, the Security Documents.

C.       PQH and New PQH Subsidiary have entered into an Amended and Restated Asset Purchase and Contribution Agreement, dated effective as of July 1, 2017, with the Cricket Sellers, Swathi Anne and Vishal Anne, each a resident of the state of Texas, pursuant to which (a) Cricket Sellers have assigned to Global Vibe, LLC, a Texas limited liability company (“Global”), their right to receive payment of the purchase price payable thereunder, including the portion of the purchase price payable by New PQH Subsidiary executing a promissory note to Cricket Sellers, and their right to receive equity in New PQH Subsidiary in exchange for contributing certain assets to New PQH Subsidiary and (b) Cricket Sellers have agreed to (i) sell to PQH, for $1,800,000 in cash, a 25% undivided interest in substantially all of the assets of Cricket Seller relating to the operation of 58 retail stores selling Cricket branded products and services (which undivided interest PQH will thereupon contribute to New PQH Subsidiary), (ii) sell to New PQH Subsidiary a 45% undivided interest in substantially all of the assets of Cricket Sellers relating to the operation of 58 retail stores selling Cricket branded products and services (in exchange for New PQH Subsidiary’s delivery to Global of a $789,216 promissory note), and (iii) contribute to New PQH Subsidiary the remaining 30% undivided interest in substantially all of the assets of Cricket Sellers relating to the operation of 58 retail stores selling Cricket branded products and services, in exchange for which contribution New PQH Subsidiary will issue to Global a 30% Equity Interest in New PQH Subsidiary (such purchases, sales and contribution being herein called the “Cricket Acquisition”).

D.       Borrower has requested that Lender consent to the consummation by PQH and New PQH Subsidiary of the Cricket Acquisition (specifically including the issuance by New PQH Subsidiary of a 30% interest therein to Cricket Sellers or their assigns), the incurring by New PQH Subsidiary of the Indebtedness contemplated thereby and to be evidenced by the Cricket Seller Subordinated Debt, and the guaranty of such Indebtedness by PQH.

E.       Borrower has also requested Lender’s waiver of the restrictions in Section 8.06(e)(i) of the Credit Agreement so that Borrower may pay its ordinary quarterly $0.025 per share dividend declared by Borrower’s Board of Directors on March 1, 2017 for the holders of record as of March 15, 2017 (and to be payable on or about March 20, 2017) (the “Quarterly Dividend”). Upon the terms and subject to the conditions contained herein, Lender has agreed to grant its consent to the transactions described in the foregoing Recital paragraph C and to accomplish the foregoing, Borrower and Lender desire to amend the Loan Documents as provided for in this Agreement.

IN CONSIDERATION of the foregoing Recitals and the agreements, representations and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

SECTION 1. Amendments to Loan Documents. Subject to the conditions hereof, the Loan Documents are hereby amended as follows:

(a)         New defined terms “Cricket Acquisition”, “Cricket Purchase Agreement”, “Cricket Seller Subordinated Debt”, “Cricket Seller Subordination Agreement”, “Global” and “Second Amendment” are added to Section 1.01 of the Credit Agreement in their proper alphabetical order as follows:

“Cricket Acquisition” means the sales and contribution by Cricket Sellers to PQH and New PQH Subsidiary, and the purchase by PQH and New PQH Subsidiary of, and issuance of 30% of the Equity Interests in New PQH Subsidiary to Cricket Sellers’ assignee, Global, in exchange for, substantially all of the assets relating to Seller’s operation of 54 retail stores selling Cricket branded products and services, all as set forth in the Cricket Purchase Agreement.

“Cricket Purchase Agreement” means that certain Amended and Restated Asset Purchase and Contribution Agreement, dated effective as of July 1, 2017, among Cricket Sellers, Vishal Anne and Swathi Anne, each residents of the State of Texas, PQH and New PQH Subsidiary.

“Cricket Seller Subordinated Debt” means the Indebtedness of New PQH Subsidiary owing to Global evidenced by, and owing pursuant to, the Cricket Seller Subordinated Note, the payment of which is subordinated to the payment of the Obligations pursuant to the Cricket Seller Subordination Agreement.

“Cricket Seller Subordinated Note” means that certain $789,216 Subordinated Promissory Note, dated on or about the date of the Second Amendment, executed by New PQH Subsidiary to the order of Global, as from time to time amended, modified, supplemented or restated in accordance with the terms of the Cricket Seller Subordination Agreement.

“Cricket Seller Subordination Agreement” means the Subordination Agreement, dated on or about the date of the Second Amendment, among Lender, Global, PQH and New PQH Subsidiary, as from time to time amended, modified, supplemented or restated, subordinating the payment of Cricket Seller Subordinated Debt and the PQH guaranty thereof to the payment of the Obligations.

“Global” means Global Vibe, LLC, a Texas limited liability company.

“Second Amendment” means the Consent and Second Loan Modification Agreement, dated effective as of July 1, 2017, between Borrower, Lender and other Loan Parties.

(b)         The first sentence of Section 5.12 of the Credit Agreement is amended in its entirety to read as follows:

No Loan Party has any Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.12 (and if such Subsidiary is also an Unrestricted MSB Subsidiary, it is designated as such on such Schedule) and all of the outstanding Equity Interests in such Persons have been validly issued, are fully paid and non-assessable and are owned by a Loan Party or, in the case of New PQH Subsidiary, by PQH and Cricket Sellers, in the amounts specified on Part (a) of Schedule 5.12 free and clear of all Liens except those created under the Security Documents.

(c)         A new Section 5.18 of the Credit Agreement is added in its proper numerical order as follows:

5.18       Cricket Acquisition. The Cricket Acquisition Agreement is in full force and effect as of the date of the Second Amendment and has not been amended or waived by any party thereto in any material respect. All representations and warranties of the parties to the Cricket Acquisition Agreement are, to the best of Borrower’s knowledge, true and correct in all material respects as of the date of the Second Amendment with the same effect as though made on and as of the such date. All requisite approvals by governmental authorities and regulatory bodies having jurisdiction over Borrower, PQH and New PQH Subsidiary in connection with the Cricket Acquisition have been duly obtained and no such approvals impose any conditions to the consummation of the transactions contemplated by the Cricket Acquisition Agreement or to the conduct of the business of any of Borrower, PQH or New PQH Subsidiary in the same manner as heretofore conducted. None of Borrower, PQH or New PQH Subsidiary has been notified that legal proceedings adverse to the transaction contemplated by the Cricket Acquisition Agreement are contemplated by any Person, including any governmental body or agency.

(d)         Section 8.02 of the Credit Agreement is amended by (i) deleting the word “and” from the end of clause (d) thereof, (ii) deleting the period at the end of clause (e) thereof and inserting “; and” in lieu thereof; and (iii) adding a new clause (f) in its proper alphabetical sequence as follows: “(f) the Cricket Seller Subordinated Debt.”

(e)         Clause (a) of Section 8.06 is amended in its entirety to read as follows:

(a)         (i) each Non-MSB Subsidiary other than New PQH Subsidiary may make Restricted Payments to its shareholders or unit holders (including Borrower), any Non-MSB Subsidiaries of the Borrower that are Guarantors and any other Person that owns a direct Equity Interest in such Non-MSB Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made, and (ii) New PQH Subsidiary may make Restricted Payments to PQH and the Cricket Sellers, provided, that (x) immediately before and immediately after giving pro forma effect to such Restricted Payments to the Cricket Sellers, no Default shall have occurred and be continuing and (y) such Restricted Payments to the Cricket Sellers do not exceed (A) amounts necessary for the Cricket Sellers to pay federal and state income taxes (based on the highest rates applicable to the Cricket Sellers for the applicable year) with respect to the taxable income of New PQH Subsidiary and otherwise payable by the Cricket Sellers as a direct result of their respective ownership interests in New PQH Subsidiary and (B) additional amounts, if any, such that immediately after giving effect to the payment thereof, the Borrower and its Non-MSB Subsidiaries shall be in pro forma compliance with all of the covenants set forth in Article VII, such compliance to be determined on the basis of the financial information most recently delivered to the Lender pursuant to Section 6.01(a) or (b);

(f)          Schedule 5.12 to the Credit Agreement is amended in its entirety to read as Schedule 5.12 attached to this Agreement.

SECTION 2. Consent to Cricket Acquisition and Related Matters. Subject to the conditions set forth in this Section 2 and in Section 3 of this Agreement, Lender does hereby (a) consent to the Cricket Acquisition and the related incurring by New PQH Subsidiary of the Cricket Seller Subordinated Debt and the guaranty by PQH thereof, it being understood and agreed that such consent includes Lender’s consent to New PQH Subsidiary not being a wholly-owned Subsidiary; and (b) consent (and reaffirm its earlier provided consent) to the declaration and payment of the Quarterly Dividend (such consent to be effective as of March 1, 2017), provided, that the conditions to such payment contained in clauses (ii) and (iii) of Section 8.06(e) of the Credit Agreement are satisfied, it being understood and agreed that the condition to such payment contained in clause (i) of Section 8.06(e) of the Credit Agreement is hereby waived by the Lender solely with respect to the payment of the Quarterly Dividend.

SECTION 3. Conditions to Actions Set Forth Herein. It is a condition precedent to the obligations of Lender to take the actions on its part contemplated by this Agreement that Borrower shall have delivered to Lender, in form satisfactory to Lender, the following:

(a)         the executed original of this Agreement and the Cricket Seller Subordination Agreement;

(b)         all documents and instruments, including UCC financing statements and certificates of title, required by law or reasonably requested by Lender to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Documents;

(c)         the results of a search of the UCC (or equivalent) filings made with respect to each Cricket Seller in jurisdictions satisfactory to Lender, copies of the financing statements (or similar documents) disclosed by such search and evidence satisfactory to Lender that the Liens indicated by such financing statements (or similar documents) are permitted by Section 8.02 of the Credit Agreement or have been released;

(d)         evidence that all other action that Lender may deem necessary or desirable in order to perfect the Liens created under the Security Documents has been taken (including receipt of duly executed payoff letters, UCC-3 termination statements and Waivers and consent agreements);

(e)         such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as Lender may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement, the other Loan Documents to be executed in connection with this Agreement and, as applicable, the Cricket Purchase Agreement;

(f)          a favorable opinion of Maslon LLP, counsel to Loan Parties, addressed to Lender, as to such matters concerning Loan Parties, this Agreement and the other Loan Documents to be executed in connection therewith as Lender may reasonably request;

(g)         true and correct fully-executed copies of the Cricket Acquisition Agreement, including all schedules and exhibits thereto, the Cricket Seller Subordinated Note and all documentation relating to the issuance by New PQH Subsidiary of Equity Interests to Cricket Seller;

(h)         a good standing certificate of Cricket Seller issued by the Secretary of State of Texas not more than 30 days prior to the date of this Agreement;

(i)          evidence satisfactory to Lender of the consummation of the Cricket Acquisition upon the terms of the Cricket Acquisition Agreement;

(j)          evidence satisfactory to Lender that immediately after giving effect to the consummation of the Cricket Acquisition and the incurring of the Cricket Seller Subordinated Debt, the Borrower and its Non-MSB Subsidiaries (including New PQH Subsidiary) shall be in pro forma compliance with all of the covenants set forth in Article VII of the Credit Agreement, such compliance to be determined on the basis of the financial information most recently delivered to the Lender pursuant to Section 6.01(a) or (b) of the Credit Agreement as though the consummation of the Cricket Acquisition and the incurring of the Cricket Seller Subordinated Debt had been consummated as of the first day of the fiscal period covered thereby; and

(k)         such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as Lender shall reasonably request.

SECTION 4. Consent of Guarantors. Loan Parties other than Borrower, in their capacity as “Guarantors” under their Guaranty Agreement in favor of Lender dated April 21, 2016 (as any may be amended, modified, restated or supplemented from time to time, the “Guaranty”), consent to the terms and provisions of the Agreement and the transactions contemplated thereby and confirm and agree that: (a) their obligations under the Guaranty relating to the Guaranteed Obligations (as defined therein) shall be unimpaired by the Agreement; (b) none of them have any defenses, set offs, counterclaims, discounts or charges of any kind against Lender with respect to the Guaranty; and (c) all of the terms and conditions of the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Guaranteed Obligations, as modified by the Agreement.

SECTION 5. Miscellaneous.

(a)         Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Agreement. This Agreement is deemed incorporated into each of the Loan Documents. To the extent that any term or provision of this Agreement is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Agreement shall control.

(b)         Each Loan Party hereby reconfirms and reaffirms all representations and warranties, agreements and covenants made by it pursuant to the terms and conditions of the Loan Documents to which it is a party after giving effect to the closing of the transactions contemplated hereby, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with such Loan Documents.

(c)         Each Loan Party hereby represents and warrants to Lender that (i) it has the legal power and authority to execute and deliver this Agreement; (ii) its officers/members/managers have been duly authorized to execute and deliver this Agreement and all other Loan Documents to which it is a party and bind it with respect to the provisions hereof and thereof; (iii) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Agreement or, if required, has been obtained; and (iv) this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

(d)         Each Loan Party acknowledges and agrees that each and every document, instrument or agreement, if any, which at any time has secured payment of the Loan including, but not limited to, the Security Documents executed in connection therewith, hereby continue to secure prompt payment when due of the Loan.

(e)         Each Loan Party represents and warrants that (i) no Event of Default exists under the Loan Documents to which it is a party, nor will any occur as a result of the execution and delivery of this Agreement or the performance or observance of any provision hereof or contemplated hereby and (ii) it presently has no claims or actions of any kind at law or in equity against Lender arising out of or in any way relating to the Loan Documents to which it is a party. Each Loan Party hereby expressly waives, releases and relinquishes any and all such defenses, setoffs, claims, counterclaims and causes of action, known or unknown, which may exist at this time.

(f)          This Agreement embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior proposals, negotiations, agreements, and understandings relating to such subject matter. Except as amended or modified hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided in Section 2, this Agreement shall not constitute a waiver, release or consent with respect to any provision of any Loan Document, a waiver or forbearance of any default or Event of Default under any Loan Document, or a waiver or release of any of Lender’s rights and remedies (all of which are hereby reserved).

(g)         This Agreement may be signed in any number of counterpart copies and by the parties to this Agreement on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or electronic mail in “.pdf” format shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission or electronic mail shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission or electronic mail.

(h)         This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, excluding its conflict of laws rules.

[signatures on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

WESTERN CAPITAL, INC.			J&P REAL ESTATE, LLC
By:	/s/ John Quandahl	(SEAL)
Name:	John Quandahl
Title:	CEO		By:	/s/ Steve Irlbeck	(SEAL)
			Name:	Steve Irlbeck
			Title:	Manager

RESTORERS ACQUISITION, INC.			PQH WIRELESS, INC.
			By:	/s/ John Quandahl	(SEAL)
			Name:	John Quandahl
By:	/s/ Bill Powers	(SEAL)	Title:	CEO
Name:	Bill Powers
Title:	President

GREEN COMMUNICATIONS LLC, an Arizona limited liability company			GREEN COMMUNICATIONS, LLC, a Washington limited liability company

By:	/s/ John Quandahl	(SEAL)	By:	/s/ John Quandahl	(SEAL)
Name:	John Quandahl		Name:	John Quandahl
Title:	Manager		Title:	Manager

GREEN COMMUNICATIONS, LLC, an Oregon limited liability company			GO GREEN LLC

By:	/s/ John Quandahl	(SEAL)	By:	/s/ John Quandahl	(SEAL)
Name:	John Quandahl		Name:	John Quandahl
Title:	Manager		Title:	Manager

BC ALPHA HOLDINGS II, LLC			BC ALPHA, LLC

By:	/s/ Gay Burke	(SEAL)	By:	/s/ John Quandahl	(SEAL)
Name:	Gay Burke		Name:	John Quandahl
Title:	Manager		Title:	Manager

[signatures continued on next page]

ALPHAGRAPHICS, INC.			J&P PARK ACQUISITIONS, INC.

By:	/s/ Tommy Auger	(SEAL)	By:	/s/ Paul Ambrose	(SEAL)
Name:	Tommy Auger		Name:	Paul Ambrose
Title:	CFO		Title:	President

PQH SOUTH LLC

By: By:	/s/ John Quandahl	(SEAL)
Name:	John Quandahl
Title:	CEO

FIFTH THIRD BANK

By:	/s/ Charles Arndt
Name:	Charles Arndt
Title:	Senior Vice President